American Century World Mutual Funds, Inc. Prospectus Supplement International Opportunities Fund
Supplement dated October 1, 2014 Prospectus dated April 1, 2014

The following replaces the Portfolio Managers section on page 5 of the prospectus.
Portfolio Managers
Trevor Gurwich, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2005, after previously being on the team from 2001 to 2002.
Federico Laffan, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2014, after previously being on the team from 2001 to 2008.

The following replaces The Fund Management Team section on page 9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Trevor Gurwich
Mr. Gurwich, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2005. He previously was a member of the team from 2001 until 2002. He joined American Century Investments in 1998 and became a portfolio manager in 2001. He has a bachelor’s degree in international relations from the University of Pennsylvania, a bachelor’s degree in economics from The Wharton School at the University of Pennsylvania and an MBA in finance and investment management from Columbia University.
Federico Laffan
Mr. Laffan, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2014. He previously was a member of the team from 2001 until 2008, including as a portfolio manager from 2004 to 2008. He rejoined American Century Investments in 2011 as a senior investment analyst and became a portfolio manager in 2014. Prior to rejoining American Century Investments, he was an investment manager for Ranger International from 2010 to 2011. He has a bachelor’s degree in international studies from the University of Texas and a master’s degree in finance from the London Business School.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.
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